UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)
February 7, 2008
Gardner Denver, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13215	76-0419383

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Gardner Expressway
Quincy, Illinois	62305

(Address of Principal Executive Offices)	(Zip Code)
(217) 222-5400
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
     On February 7, 2008, Gardner Denver, Inc. (the “Company”) issued a press release announcing the Company’s results for the fourth quarter and year ended December 31, 2007 and guidance for diluted earnings per share for the first quarter of 2008 and for the fiscal year ending December 31, 2008 (the “Press Release”). A copy of the Press Release is furnished with this report as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure
     Effective October 1, 2007, the Company’s presentation of certain expenses within its consolidated statement of operations was changed. Operating income and expense items previously reported in the caption “Other income, net” have been reclassified to “Selling and administrative expenses.” These items are not material, individually or in the aggregate, to “Selling and administrative expenses.” Non-operating income and expense items, consisting primarily of investment income, will continue to be reported in “Other income, net.”
     As previously reported on the Company’s Form 8-K dated April 25, 2007, the Company reclassified depreciation and amortization from a combined line item in its consolidated statement of operations to “Cost of sales” and “Selling and administrative expenses” effective January 1, 2007. Depreciation expense recorded in connection with the manufacture of the Company’s products sold during each reporting period is included in the caption “Cost of sales.” Depreciation expense not associated with the manufacture of the Company’s products and amortization expense is included in the caption “Selling and administrative expenses.”
     In connection with these reclassifications, the Company added the captions “Gross profit” and “Operating income” to its consolidated statement of operations.
     The Company believes that this change in presentation provides a more meaningful measure of its cost of sales and selling and administrative expenses and that gross profit and operating income are useful, widely-accepted measures of profitability and operating performance.
     These reclassifications had no effect on reported consolidated income before income taxes, net income or per share amounts. The reclassification of operating income and expense items to “Selling and administrative expenses” resulted in a corresponding change in reportable segment operating income. Unaudited reclassified consolidated statements of operations, unaudited reclassified operating income by reportable segment, and the amounts reclassified for the four quarterly periods of the years ended December 31, 2007 and 2006, and the years ended December 31, 2007, 2006 and 2005, are furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Gardner Denver, Inc. Press Release dated February 7, 2008
99.2	Unaudited Reclassified Consolidated Statements of Operations, Unaudited Reclassified Segment Operating Income and the amounts reclassified for the four quarterly periods of the years ended December 31, 2007 and 2006, and the years ended December 31, 2007, 2006 and 2005
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GARDNER DENVER, INC.
Date: February 7, 2008	By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara
Executive Vice President, Administration, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Gardner Denver, Inc. Press Release dated February 7, 2008
99.2	Unaudited Reclassified Consolidated Statements of Operations, Unaudited Reclassified Segment Operating Income and the amounts reclassified for the four quarterly periods of the years ended December 31, 2007 and 2006, and the years ended December 31, 2007, 2006 and 2005